HELD-FOR-SALE ASSETS	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
HELD-FOR-SALE ASSETS

25.     HELD-FOR-SALE ASSETS

Sale of PT Portugal shares to Altice

On December 9, 2014, the Company and Altice entered into a purchase and sale agreement of all PT Portugal shares to Altice, basically involving the operations conducted by PT Portugal in Portugal and in Hungary.

On January 22, 2015, Pharol shareholders approved the sale by Oi of all PT Portugal shares to Altice, under the terms and conditions of the Share Purchase and Sale Agreement. Accordingly, the suspensive condition provided for in said agreement to its effectiveness was implemented.

On June 2, 2015, the sale by Oi to Altice of its entire stake in PT Portugal was completed, after the compliance with all the conditions precedent. Altice Portugal paid a total of €5,789 million for PT Portugal, of which €4,920 million were received in cash by Oi and PTIF and €869 million were immediately allocated to settle PT Portugal euro-denominated debt. The price paid by Altice is subject to a contractually established adjustment mechanism and the agreement also provides for an earn-out of €500 million related to PT Portugal’s future generation of revenue. The recognition of this latter amount will depend on the achievement of contractual indicators. In addition, Oi provided to the buyer a set of guarantees and representations, usual in this type of agreements.

With the sale of PT Portugal shares to Altice, the loss on divesture is presented as discontinued operations in a single line of the income statement, as follows:

2015
Loss on sale of PT Portugal and divesture-related expenses (i)	(625,464)
Comprehensive income transferred to the income statement (ii)	(225,934)
Loss for the period of discontinued operations (iii)	(15,741)

Profit for the period from discontinued operations (iv)	(867,139)

(i)

The loss on the sale of PT Portugal includes: (1) the derecognized investment cost that includes goodwill arising on the business combination between the Company and PT less the R$3.8 billion allowance for loss recognized in December 2014, and selling expenses totaling R$1.3 billion; and (2) the R$0.7 billion revenue related to cash proceeds received directly by the Company. The final price is subject to possible post-closing adjustments to be determined in the following months based on changes in the cash, debt, and working capital positions at the closing date.

(ii)

Refers to the cumulative foreign exchange differences gains totaling R$0.5 billion and actuarial losses from pensions and postretirement benefits plans totaling R$0.7 billion recognized in other comprehensive income, transferred from equity to profit or loss for the year due to divesture.

(iii)	Refers to PT Portugal’s loss recognized as equity in profits of subsidiaries for 2015.

Approval of preparatory actions for the sale of Africatel

At the Board of Directors’ meeting held on September 16, 2014, the Company’s management was authorized to take all the necessary actions to divest the Company’s stake in Africatel, representing at the time 75% of Africatel’s share capital, and/or dispose of its assets. Oi would lead the sale process, even though it believes that it would be in the best interests of both Africatel shareholders to maximize the value of their investments, that this sale be coordinated with Samba Luxco, a Helios Investors L.P. affiliate that held the remaining 25% of Africatel’s share capital. Oi was committed to working with its local partners and each one of the operating companies where Africatel holds investments to ensure a coordinated transition of its interests in these companies.

Notwithstanding the above, the indirect subsidiary Africatel GmbH & Co. KG (“Africatel GmbH”), direct holder of the Company’s investment in Africatel, received on September 16, 2014 a letter from Samba Luxco, where Samba Luxco exercised an alleged right to sell the shares it holds in Africatel (put option), pursuant to Africatel’s shareholders’ agreement. According to this letter, this put option results from the indirect transfer of Africatel shares, previously indirectly held by Pharol, to the Company as the payment for the capital increase made in May 2014. In the letter, Samba Luxco purported to exercise the alleged put right and thereby required Africatel GmbH to acquire its shares in Africatel.

The Company believes that there was not any action or event that, under Africatel’s shareholders’ agreement terms, would trigger the right to exercise the put option. Accordingly, without prejudice to the value the Company attributes to maintaining a relationship of mutual respect with Samba Luxco, Africatel GmbH decided to challenge the exercise of this put option by Samba Luxco, pursuant to Africatel’s shareholders’ agreement, which was duly notified in Africatel GmbH’s reply to Samba Luxco’s letter, on September 26, 2014.

Thus, on November 12, 2014, the International Court of Arbitration of the International Chamber of Commerce notified Africatel GmbH that Samba Luxco had commenced arbitral proceedings against Africatel GmbH to enforce its purported put right or, in the alternative, certain ancillary rights and claims. Africatel GmbH presented its reply to Samba Luxco’s request for arbitration on December 15, 2014. The arbitral tribunal was constituted on March 12, 2015 and Africatel GmbH filed its defense on October 9, 2015.

At the same time it intended to vigorously defend Africatel GmbH in this proceeding, Oi also focused its efforts on the sale of Africatel and/or its assets, since the Company believed that if this goal were successfully met, the initiated arbitration proceeding would lose its purposes.

On June 16, 2016, PT Participações, Africatel GmbH and Africatel, and Company subsidiaries, entered into a series of contractual agreements with Samba Luxco, with the primary purpose of resolving and terminate the arbitration proceeding.

The agreements entered into include the amendments to Africatel’s Shareholders’ Agreement and a Settlement and Share Exchange Agreement (“SSEA”), under which Samba Luxco should, upon the implementation of the agreement: (i) terminate the ongoing arbitration proceeding and exempt the Company’s subsidiaries with regard to all the past and current demands related to alleged breaches of Africatel’s Shareholders’ Agreement and raise in the arbitration proceeding, (ii) waive certain approval rights it had under Africatel’s Shareholders’ Agreement, and (iii) transfer to Africatel 11,000 Africatel shares, each with a par value of €1.00, thus decreasing Samba Luxco’s stake in Africatel from 25% to 14%. In exchange, Africatel BV should transfer to Samba Luxco its current stake of approximately 34% in the capital of the Namibian telecommunications operator Mobile Telecommunications Limited (“MTC”).

On January 31, 2017, since all the required regulatory and anti-competition approvals were obtained and all other contractual terms and conditions were complied, the transactions provided for in the contractual agreements entered into on June 16, 2016 were obtained. As a result, Samba Luxco reduced its stake in Africatel to 14,000 shares and the latter transferred to Samba Luxco entire its stake in MTC.

Samba Luxco also irrevocably and unconditionally held harmless Africatel GmbH, Africatel, Pharol, and their associates and their successors from all claims presented in the arbitration proceeding. The parties required the arbitration court constituted pursuant to the International Chamber of Commerce to issue a Consent Sentence to register the terms of the agreement established in the SSEA, and accordingly, the arbitration proceeding was terminated and Oi subsidiaries received a settlement of all past and current demands of Samba Luxco related to the alleged violations of Africatel’s Shareholders’ Agreement, raised during the arbitration proceeding.

Subsequently, on March 29, 2017, Africatel GmbH and Samba Luxco approved, in a Shareholders’ Resolution, the cancellation of the 11,000 Africatel shares that Samba Luxco had transferred to the latter and which were held in treasury. The shareholders also approved the cancellation of an additional 1,791 Africatel shares held by Samba Luxco, and as a result the stakes of Africatel GmbH and Samba Luxco in Africatel changed to 86% and 14%, respectively.

The effects of the assignment/transfer among shareholders of Africatel’s 34% stake in subsidiary MTC – Mobile Telecommunications Limited, in exchange for the reduction of the non-controlling shareholder’s stake, Samba Luxco, in Africatel were R$145,787 in equity attributable to owners of the company and R$228,343 in equity attributable to non-controlling interests.

With regards to Africatel’s indirect stake in Unitel, through its subsidiary PT Ventures, it is worth noting that on October 13, 2015 PT Ventures initiate the arbitration proceeding against Unitel’s shareholders as a result of the violation by the latter of several rules of Unitel’s shareholders’ agreement and the Angolan law, including the fact that such shareholders caused Unitel not to pay the dividends paid to PT Ventures and retain the information and clarifications on such payment. On October 14, 2016, PT Ventures filed its initial arguments, together with a report issued by a financial specialist. The amount claimed by PT Ventures is US$3,036,494,891, plus interest accrued through the actual payment date by the Defendants, totaling US$3,400,847,957 on October 14, 2016, according to the financial specialist’s report. An arbitration judgment hearing was held from February 7 to 16, 2018, where each party presented its arguments and the factual witnesses and experts from each side were heard.

Additionally, on October 20, 2015, PT Ventures filed an action for a declaration of sentence against Unitel with an Angolan court, claiming the recognition of PT Ventures’ right to receive the outstanding dividends declared in 2010, and the dividends for the years 2011, 2012, and 2013.

The other shareholders of Unitel have asserted to PT Ventures that they believe that Pharol’s sale of a non-controlling interest in Africatel to Samba Luxco in 2007, and the indirect transfer of Unitel shares previously indirectly held by Pharol to the Company to pay in the capital increase complete in May 2014, constituted a breach the Unitel shareholders’ agreement. PT Ventures disputes this interpretation of the relevant provisions of the Unitel shareholders’ agreement and believes that such provisions apply only to a transfer of Unitel shares by PT Ventures itself. By the date of this report, the Company had not been notified of any proceedings initiated with respect to Pharol’s sale of a non-controlling stake in Africatel to Samba Luxco.

The assets of the African operations are stated at the lower of their carrying amounts and their fair values less costs to sell. The sale of the African assets is being actively marketed and the Company has received some indications of interest. The PRJ prepared by the Company and approved by the creditors and the Court, includes an additional measure to obtain cash related with the sale of international assets.

The African operations are consolidated in the statement of profit or loss since May 5, 2014.

The main components of the assets held sale and liabilities associated to assets held for sale of the African operations are as follows:

	2017	2016
Held-for-sale assets	4,675,216	5,403,903
Cash, cash equivalents and short-term investments	156,128	241,982
Accounts receivable	123,109	143,152
Dividends receivable (i)	2,012,146	2,008,556
Available-for-sale financial asset (ii)	1,965,972	2,047,379
Other assets	123,865	120,277
Deferred Income Tax	54,540	460
Investments	42,217	33,859
Property, plant and equipment	149,176	383,359
Intangible assets	48,063	157,163
Goodwill (iii)	—	267,716

Liabilities directly associated to assets held for sale	354,127	544,865

Borrowings and financing	260	550
Trade payables	34,407	80,477
Provisions for pension plans	366	465
Other liabilities	319,094	463,373
Non-controlling interests (iv)	293,456	790,996

Total assets held for sale and liabilities associated to assets held for sale	4,027,633	4,068,042

(i)

This caption refers to the estimated recoverable amount of dividends and correspondent interests receivable from Unitel. As of December 31, 2017 gross amount of unpaid dividends by Unitel to PT Ventures totaled US$796 million and refers to the distribution of accumulated earnings in 2009 and the distribution of profits for fiscal years 2011, 2012, 2013, and 2014. In order to estimate the present value of the recoverable amount of unpaid dividends the Company takes into account (1) its legal advisors’ opinion regarding the outcome of the law suits filed in a Angolan’s Court and Paris’ ICC to collect this amounts from Unitel, (2) the liquidity position of Unitel as of December 31, 2017, (3) the decision of Unitel to accrue interests on the delayed payments and (4) a weight average cost of capital and an interest rate for accrual of interests;

(ii)

Refers mainly to the fair value of the indirect interest financial investment of 25% of Unitel’s share capital, classified as held for sale. As at December 31, 2017 the estimated fair value of the investment in Unitel was R$1,920 million (R$1,995 million at December 31, 2016). The fair value of this investment is computed by the Company using a discounted cash-flow methodology, which includes (1) cash flows forecasts for a five-year period, (2) a 1,5% growth rate to extrapolate the cash flows projections (1,5% in 2016), (3) exchange rate forecasts of Angolan Kwanza and (4) a weight average cost of capital of 17.1% (19% in 2016), which was computed based on financial market information and on the assessment of the management regarding the business environment and relationship with the others shareholders and Unitel itself. The Company monitors and periodically updates the main assumptions used in the fair value measurement considering the changes occurred in financial market conditions and the impacts of news events related to the investment, notably the lawsuits filed against Unitel and its shareholders in Angolan Courts and ICC Paris.

(iii)

The reduction in goodwill is primarily represented by the implementation of, in the first quarter of 2017, the transactions provided for in the contractual instruments entered into with Samba Luxco, which reduced its stake in Africatel, while Africatel transferred to Samba Luxco its entire stake in MTC. In December 2017, annual impairment tests were conducted based on the internal valuation made, including cash flows forecasts for a five-year period, the choice of a growth rate to extrapolate the cash flows projections, and definition of an appropriate discount rate, calculated based on the weight average cost of capital of from 11.7% to 17.7%, taking into consideration Africans business environment.

(iv)	Represented mainly by the Samba Luxco’s 14% stake in Africatel and, consequently, in its net assets.